EXHIBIT 23

           CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As  independent public accountants, we hereby consent  to  the incorporation of our report included in this Form 10-K into IES
Utilities   Inc.'s  previously  filed  Form  S-3  Registration
Statement  (File No. 33-68796) and Form S-3 Registration
Statement (File No. 33-44154).




                         ARTHUR ANDERSEN LLP

Chicago, Illinois,
March 29, 1995